UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 16, 2026

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-294103	42-1991301
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
19-01
Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)
(800)
522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On July 20, 2026, Columbia Bank MHC (the “MHC”) completed its conversion from a mutual holding company to a stock holding company (the “Conversion”) and Columbia Financial, Inc., a Maryland corporation (the “Company”), completed its stock offering conducted in connection with the Conversion, all pursuant to a Plan of Conversion and Reorganization dated as of January 31, 2026 (the “Plan”).
Upon completion of the Conversion, the Company became the holding company for Columbia Bank (the “Bank”) and acquired ownership of all the issued and outstanding capital stock of the Bank. In connection with the Conversion, 167,236,353 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) were sold in a subscription offering and firm commitment underwritten offering (together, the “Offering”) at a price of $10.00 per share, for gross proceeds of $1.7 billion. In addition and in accordance with the Plan, approximately 61,686,775 additional shares of Common Stock were issued to the public shareholders (
i.e.,
 stockholders other than the MHC) of Columbia Financial, Inc., a Delaware corporation and the former mid-tier
holding company for the Bank (the
“Mid-Tier
Holding Company”), as of the closing date of the Conversion in exchange for their outstanding shares of common stock of the
Mid-Tier
Holding Company (the “Exchange”). Each such share of common stock of the
Mid-Tier
Holding Company was converted into the right to receive 2.2000 shares of Common Stock.
Immediately following the completion of the Conversion, the Company also completed its previously announced acquisition of Northfield Bancorp, Inc. (“Northfield Bancorp”), the parent company of Northfield Bank (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of January 31, 2026, by and among the Company, the
Mid-Tier
Holding Company, the MHC and Northfield Bancorp (the “Merger Agreement”). At the effective time of the Merger, each share of Northfield Bancorp common stock was converted into the right to receive either $14.25 in cash or 1.425 shares of Common Stock, or a combination thereof, subject to the elections made by Northfield Bancorp stockholders and the proration procedures set forth in the Merger Agreement.
The Common Stock issued in the Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form
S-1
(File
No. 333-294103)
initially filed with the Securities and Exchange Commission (“SEC”) on March 6, 2026, as amended, and declared effective by the SEC on May 11, 2026 (the “Form
S-1”).
The Common Stock issued in the Exchange and the Merger was registered under the Securities Act pursuant to a Registration Statement on Form
S-4
(File
No. 333-294104)
initially filed with the SEC on March 6, 2026, as amended, and declared by the SEC on May 11, 2026 (the “Form
S-4”).
The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to subsection (a) of Rule
12g-3
promulgated under the Exchange Act as a result of the Company becoming the successor issuer to the
Mid-Tier
Holding Company in connection with the Conversion. The description of the Common Stock set forth under the heading
 “Description of Columbia Financial, Inc. Capital Stock”
 in the prospectus included in the Form
S-1
is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement .
Underwriting Agreement
On July 16, 2026, the Company, the
Mid-Tier
Holding Company, the MHC and the Bank entered into an Underwriting Agreement, dated as of July 16, 2026, with Keefe, Bruyette & Woods, Inc.,
A Stifel Company
(“KBW”), as representative of the underwriters named in the Underwriting Agreement, in connection with the firm commitment underwritten offering undertaken by the Company as part of the Conversion. Subject to the terms and conditions of the Underwriting Agreement, the Underwriters agreed to purchase an aggregate of 52,291,781 shares of Common Stock at a price of $9.62 per share. Under the Underwriting Agreement, in the event of a firm commitment underwritten offering with transaction proceeds between $500 million and $700 million in connection with the Conversion, the underwriters are entitled to receive an underwriting discount not to exceed the greater of (x) 3.5% of the aggregate purchase price of the shares of Common Stock sold in the firm commitment underwritten offering or (y) a percentage discount resulting in an aggregate discount, expressed as a dollar amount, of $20,000,000.
The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Amendment to Agency Agreement
On July 16, 2026, the Company, the
Mid-Tier
Holding Company, the MHC, the Bank and KBW entered into Amendment No. 1 (the “Agency Agreement Amendment”) to the Agency Agreement, dated as of May 11, 2026, by and between the Company, the
Mid-Tier
Holding Company, the MHC, the Bank and KBW (the “Agency Agreement”). The Agency Agreement Amendment amended the Agency Agreement to provide that, in the event of a firm commitment underwritten offering with transaction proceeds between $500 million and $700 million in connection with the Conversion, the underwriters will be entitled to receive an underwriting discount not to exceed the greater of (x) 3.5% of the aggregate purchase price of the shares of Common Stock sold in the firm commitment underwritten offering or (y) a percentage discount resulting in an aggregate discount, expressed as a dollar amount, of $20,000,000.
The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the Agency Agreement Amendment, which is filed as Exhibit 1.2 hereto and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets .
On July 20, 2026, immediately following the completion of the Conversion, the Company consummated the Merger in accordance with the terms of the Merger Agreement. At the effective time of the Merger, each share of Northfield Bancorp common stock was converted into the right to receive either $14.25 in cash or 1.425 shares of Common Stock, or a combination thereof, subject to the elections made by Northfield Bancorp stockholders and the proration procedures set forth in the Merger Agreement. Immediately following the completion of the Merger, Northfield Bank was merged with and into Columbia Bank, with Columbia Bank continuing as the surviving institution (the “Bank Merger”).
The foregoing description of the Merger, the Bank Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant .
In accordance with the Merger Agreement, at the effective time of the Merger, the Company assumed all of Northfield Bancorp’s obligations required by that certain Indenture (the “Indenture”), dated as of June 17, 2022, with respect to Northfield Bancorp’s $62,000,000 principal amount of 5.00%
fixed-to-floating
rate subordinated notes due 2032 (the “2022 Notes”).
The supplemental indentures pursuant to which the Company assumed the Indenture pursuant to which the 2022 Notes were issued has not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation
S-K
under the Securities Act. The Company agrees to furnish a copy of such supplemental indenture, and the Indenture, to the SEC upon request.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers .
In accordance with the terms of the Merger Agreement, at the effective time of the Merger, the size of the Board of Directors of the Company and the Bank was increased by four members and four directors of Northfield Bancorp — Steven M. Klein, John P. Connors, Jr., Timothy C. Harrison and Paul V. Stahlin (collectively, the “Legacy Northfield Bancorp Directors”) — were appointed as directors of the Company and the Bank effective as of the effective time of the Merger. In addition, Steven M. Klein, the Chairman, President and Chief Executive Officer of Northfield Bancorp, was appointed as Senior Executive Vice President and Chief Operating Officer of the Company and the Bank effective as of the effective time of the Merger.

The information regarding the Legacy Northfield Bancorp Directors included under the heading
 “Management of Columbia Financial, Inc. — Legacy Northfield Bancorp Directors”
 in the prospectus included in the Form
S-1
is incorporated herein by reference.

Item 8.01	Other Events
On January 20, 2026, the Company issued a press release announcing the completion of the Conversion and the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
The financial statements of Northfield Bancorp included under the heading
 “Index to Consolidated Financial Statements of Northfield Bancorp, Inc.”
 in the prospectus included in the Form
S-1
are incorporated herein by reference.

(b)	Pro Forma Financial Information
The pro forma financial information included under the heading
 “Pro Forma Unaudited Condensed Consolidated Financial Statements Giving Effect to the Conversion and Proposed Merger”
 in the prospectus included in the Form
S-1
is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 16, 2026, by and among Columbia Financial, Inc. (a Maryland corporation), Columbia Financial, Inc. (a Delaware corporation), Columbia Bank MHC, Columbia Bank and Keefe, Bruyette & Woods, Inc., A Stifel Company (as representative of the underwriters named therein)

1.2	Amendment No. 1 to Agency Agreement, dated as of May 11, 2026, by and among Columbia Financial, Inc. (a Maryland corporation), Columbia Financial, Inc. (a Delaware corporation), Columbia Bank MHC, Columbia Bank and Keefe, Bruyette & Woods, Inc., A Stifel Company

2.1	Agreement and Plan of Merger, dated as of January 31, 2026, by and among Columbia Financial, Inc. (a Maryland corporation), Columbia Financial, Inc. (a Delaware corporation), Columbia Bank MHC and Northfield Bancorp, Inc. (incorporated by reference to Exhibit 2.2 to the Form 8-K filed by Columbia Financial, Inc. (a Delaware corporation) on February 2, 2026 (File No. 001-38456))

99.1	Press Release dated July 20, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

COLUMBIA FINANCIAL, INC.

Date: July 20, 2026	By:	/s/ Dennis E. Gibney
Dennis E. Gibney
First Senior Executive Vice President,
Chief Banking Officer